Investor Presentation Second Quarter 2011 Exhibit 99.1

This presentation contains forward-looking statements, as defined by Federal
Securities Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks, Inc. (CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to
CSFL’s most recent Form 10-Q and Form 10-K filed with the Securities Exchange
Commission.
CSFL undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.
Forward Looking Statement

DUVAL
CLAY
ST. JOHNS
PUTNAM
MARION
VOLUSIA
CITRUS
SUMTER
SEMINOLE
HERNANDO
LAKE
ORANGE
PASCO
POLK
OSCEOLA
HILLSBOROUGH
INDIAN RIVER
OKEE-CHOBEE
ST. LUCIE
HENDRY

CSFL

Birmingham
Atlanta
Winston-Salem
Tamp
a
Winter Haven
Corporate Overview

Correspondent Banking market
Headquartered in Davenport, FL
$2.2 billion in assets
$1.2 billion in loans
$1.8 billion in deposits
Company formed:  June 2000
2 Subsidiary Banks
53 locations

Conservative Balance Sheet
• Total Risk-Based Capital Ratio - 18%
• Loans / Assets - 55%
• Loans with credit protection – 24%
•
15%
of loans are covered by loss sharing agreements with the FDIC
•
9%
are subject to a 2 year “Put Back” agreement with TD Bank
• Assets backed by the US Government* – 40%
• Low Concentration Levels
• CRE at
139%
of capital vs. 300% guidance
• CD&L at
34%
of capital vs. 100% guidance
• Operating leverage that is yet untapped

*Includes cash and cash equivalents, AFS securities issued by U.S. Government Sponsored Entities,
FDIC covered assets, and FHLB and FRB stock.

Opportunistic through the Crisis

1) FDIC Acquisitions
• Ocala National Bank
• Olde Cypress Community Bank
• Independent National Bank of Ocala
• Community National Bank of Bartow
3) New Fee-Based Business Lines
• Correspondent Banking Division
• Prepaid Card Division
• Wealth Management Division
2) Non – FDIC Acquisitions
• TD Bank divesture in Putnam
• Federal Trust Acquisition from
The Hartford Insurance
Company
4) Strategic Expansion &
Management Lift-Outs
• Vero Beach
• Okeechobee
• Jacksonville

4.00
3.00
2.00
1.00
Reserves / Loans (%)
2.77
2.70
2.46
2Q10
3Q10
4Q10
1Q11
MRQ
CSFL
Southeastern Peers
Florida Peers

15.00
10.00
5.00
0.00
NPAs / Loans & OREO (%)
11.86
7.60
7.00
2Q10
3Q10
4Q10
1Q11
MRQ
CSFL
Southeastern Peers
Florida Peers

125
100
75
50
25
0
Amount ($MM)
2Q10
3Q10
4Q10
1Q11
2Q11
30 - 89 days past due
90 days and nonaccrual
OREO and repo

CSFL

Reserves / Loans (%)
Credit Cycle Burn Down
Since 12-31-07, 9.3%
of
the loan portfolio balance
has been expensed as a
write down or elevated
reserves.
Credit Quality Trends
NPAs / Loans & OREO (%) Problem Loan Trends ($MM)

Source: SNL Financial
Nonperforming assets include 90 days or more past due.
Florida peers include publicly traded banks and thrifts headquartered in Florida.
Southeastern peers include publicly traded financial institutions located in  AL, AR, FL, GA, MS, NC, SC, TN VA, and WV with total assets between $2 and $5 billion.

NPAs excluding Covered Assets
outflows
inflows
NPA Inflows
30,000
25,000
20,000
15,000
10,000
5,000
0
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11

CSFL

7 NPA Inflows - Slowing Down

2005 – 2010 CAGR: 18.6%

2006 – 2010 CAGR: 25.0%

CSFL

Building Franchise Value
with Core Deposits
Value of core deposits not fully realized in this low rate environment.
Approximately 103,171 total accounts - $17,117 average balance per account
Core deposits defined as non-time deposits.
22%
18%
25%
15%
20%
Total Deposits ($MM) Number of Deposit Accounts

DDA and NOW 6/30/10 6/30/11 Change % Change
Balance $497MM $707MM $210MM 42%
No. of Accounts 45,365 66,930 21,565 48%
2006 2007 2008 2009 2010 6/30/11
Jumbo Time Retail Time MMDA & Savings NOW DDA
0
500
1,000
1,500
2,000
352
260
448
311
396
10,579
13,191
11,001
12,025
14,998 14,802
32,280
40,822
43,974
54,561
78,874
88,369
0
25,000
50,000
75,000
2006 2007 2008 2009 2010 6/30/2011
Time Deposits Core Deposits
100,000

1.60%
1.20%
0.80%
0.40%
0.00%
1.43%
1.14%
0.79%
0.51%
0.48%
0.45%
0.43%
2006
2007
2008
2009
2010
1Q11
2Q11

4.50%
4.00%
3.50%
3.00%
4.17%
4.01%
3.70%
3.35%
3.50%
3.84%
3.85%
2006
2007
2008
2009
2010
1Q11
2Q11

4.00%
3.50%
3.00%
2.50%
2.98%
3.04%
3.10%
3.05%
3.31%
3.52%
3.49%
2006
2007
2008
2009
2010
1Q11
2Q11

CSFL

Profitability Metrics
Return on Assets %
(PTPP excluding nonrecurring items and Correspondent Division)
Net Interest Margin %
(excluding Correspondent Division)
Operating Expenses as a % of Avg Assets
(excluding  credit costs, nonrecurring items, and Corresp Div)

CenterState Bank Central Florida, N.A.

CenterState Bank, N.A.

MERCANTILE BANK

Independent National Bank

Olde Cypress Community Bank

C·N·B Where service is first.

&

FEDERAL TRUST BANK

CenterState BANK

CSFL

10 Conversions Will Bring Efficiencies Scheduled for September and December Five Completed since December

Talent Acquisition through the Crisis
Name Position Age
Years in
Banking Prior Experience
Dan Bockhorst Chief Risk Officer 48 28 Fifth Third, IRNB Chief Credit Officer - $800M
Jennifer Idell CFO of Bank 36 15 Bank of Florida - CFO
Darlene Bennett Director of Operations 55 38 SunTrust -Central FL Operations & Technology
Cindy Robbins Director of Retail 50 33 Barnett & Riverside - Director of Retail - $3B
Debbie Harsh Director of HR 56 35 First Sterling & Colonial
Dave Kopec Director of Residential Lending 52 28 First Federal S&L and Highland Homes
Brad Jones Director of Correspondent Banking 46 20 Silverton - $5B
Joe Keating Director of Wealth Management 59 35 Federal Res., Old Kent & Alabama National - $8B
Presidents
Andy Beindorf Treasure Coast 55 33 Flagship, Indian River National Bank CEO - $800M
Gil Pomar Northeast Florida 50 30 First Union & Jacksonville Bancorp CEO - $600M
John Williams Okeechobee Region 56 32 Farm Credit & Riverside National Bank - President

Results of Opportunities Since Crisis
**Results include approximate deposits and number of deposit accounts from Federal Trust acquisition but does not include net income impact of $46M discount on performing loans.
OFFENSE INITIATIVE Net Income
since
Inception
Total Deposits /
Assets $M
# of Deposit
Accounts
FDIC Acquisitions $3,041 $327,981 33,862
Non-FDIC Acquisitions ** $7,696 $341,616 17,922
New Business Lines $15,679 $362,429 714
Strategic Expansion ($1,150) $69,233 2,812
Totals $25,266 $1,101,259 55,310

FEDERAL TRUST BANK

Gainesville
Suwannee Sound
Lake George
Ormond Beach
Daytona Beach
Port Orange
New Smyrna Beach
Orlando
Winter Springs
Titusville
Clearwater
Tampa
St Petersburg
Melbourne
Fort Pierce
Port Charlotte
North Fort Myers
Lake Okeechobee

CSFL

Federal Trust Acquisition

Headquarters Sanford, FL
Year Established 1988
Deposits $230,000
Loans $170,000
Self-capitalizing transaction
27% loan discount on selected performing
loans; 0% deposit premium
1 year put back on any past due or
adversely classified loan
Assumption of approximately $5 million of
TruPs at LIBOR + 2.95%
Efficiency achieved as 6 of 11 branches
closed
Dollars in thousands
Selected Deal Terms
Financial Highlights

29.9%
26.0%
19.2%
11.7%
11.3%
0.6%
0.0%
1.3%
Pre 2004
2004
2005
2006
2007
2008
2009
2010

Orange 9.1%
Lake 8.0%
Volusia 5.3%
Coastal Pool 5.1%
Palm Beach 4.0%
Broward 2.9%
Seminole 2.6%
Lee 1.6%
Flagler 1.4%
Other 8.4%
Polk 17.1%
Osceola 13.3%
Miami-Dade 11.0%
Out of State 10.0%

CSFL

Federal Trust Loans
Selected SF 1-4 Balances by Origination Year
(Percent of Outstandings, excluding HELOCs)
Selected Residential Loans by Florida County
Selected Loan Criteria:
Loan portfolio mix - 90% 1-4 Single Family, 6% HELOCs, 4% Commercial
No problem loans - excludes all OREO, nonaccrual loans, adversely classified for regulatory purposes and
Troubled Debt Restructures
No past due loans – excludes all loans 60 days past due anytime during the last 12 months and all loans 30 days past due more than 2 times during last 12 months

mödis

Florida
Jacksonville
Tallahassee
Orlando
Tampa
Miami
© 2005 Sperling's BestPlaces

CSFL

Greater Jacksonville Expansion
Gil Pomar on board as Market President of Northeast Florida
Previously served as President & CEO of The Jacksonville Bank
Worked with CSFL management in the 90’s at First Union

Summary
Energetic & experienced local management team taking
advantage of opportunities
NPA inflow rate declining the last three quarters
On the brink of realizing conversion related efficiencies
& operating leverage
Turmoil offers significant organic growth & FDIC
acquisition opportunities

Investor Presentation Second Quarter 2011

Appendix

12.5
10
7.5
5
2.5
unemployment rate
01/01
01/02
01/03
01/04
01/05
01/06
01/07
01/08
01/09
01/10
01/11
Month

257,800
270,000
250,000
230,000
210,000
190,000
170,000
150,000
130,000
110,000
P-t-T
-47.4%
135,500
Feb 05
May 05
Aug 05
Nov 05
Feb 06
May 06
Aug 06
Nov 06
Feb 07
May 07
Aug 07
Nov 07
Feb 08
May 08
Aug 08
Nov 08
Feb 09
May 09
Aug 09
Nov 09
Feb 10
May 10
Aug 10
Nov 10
Feb 11
May 11

CSFL

Florida Economy Slowly Recovering

Source: The Florida Legislature Office of Economic and Demographic Research & US Bureau
of Labor Statistics
Unemployment at 10.6%, down from
12% - eight consecutive months of job
growth after losing jobs for three years
Florida Unemployment Rate Florida Median Home Price
Median home prices for existing homes
have been essentially flat since
February 2009 (27 Months) with a slight
downward drift

Birmingham
Atlanta
Winston-Salem
Tamp
a
Winter Haven
Primary business lines
– Bond Sales
– Fed funds
– Safekeeping, bond accounting, and
asset/liability consulting services
Customer base –
557 community
banks
Opportunity
– Bank Clearing & Cash Management
– Talent Recruiting / M&A
Correspondent Banking Division
Division Contribution

($000s, except per share)
2Q10 3Q10 4Q10 1Q11 2Q11
Net Interest Income $1,319 $1,148 $974 $662 $1,113
Non-Interest Income 7,758 12,358 7,576 4,984 6,305
Non-Interest Expense (6,740) (9,249) (6,689) (4,978) (5,732)
Income Tax Expense (900) (1,564) (700) (251) (634)
Net Income Impact $1,437 $2,693 $1,161 $417 $1,052
EPS Impact $0.05 $0.09 $0.04 $0.01 $0.04
Management lift out from RBC (formerly ALAB) and Capital Markets Division of Silverton
(73 employees)

Consumer / Other 5%
Commercial & Industrial 11%
Residential Real Estate 26%
Construction, A&D, & Land 10%
Comm RE - Non Owner Occupied 22%
Comm RE - Owner Occupied 26%

CSFL

Loan Portfolio
(excluding FDIC Covered Loans)

Loan Type
No. of
Loans
06/30/11
Balance
Avg
Loan
Balance
Residential
Real Estate
2,918 $262MM $90,000
Commercial
Real Estate
1,405 485MM 345,000
Construction,
A&D, & Land
584 101MM 173,000
Commercial &
Industrial
1,187 113MM 95,000
Consumer
/Other
2,944 53MM 18,000
Total 9,038 $1,014MM $112,000
Includes $105MM of loans purchased from TD Bank which
are subject to a 2 year “Put Back” option .
Total Loans by Type
(%)
Total Loans Detail

$65,959,000 (6.50% of Gross Loans)
25% of NPLs are current
74% of legal unpaid loan balance
(net of specific reserves and partial charge-offs)
$11,284,000
55% of legal unpaid loan
balance at repossession
date
Residential
Real Estate
$18,951K
(128 loans)
Commercial Real Estate
$29,437K
(76 loans)
Construction,
A&D, & Land
$15,344K
(61 loans)
Commercial
$1,612K
(27 loans)
Consumer  / Other
$615K
(39 loans)

Commercial
Buildings
(13)
$4,615K
Mobile
Homes w/
Land
(5)
$262K
Vacant Land
(8 parcels of land)
$1,783K
Single Family
Homes (17)
$2,239K
Residential
Lots
(69)
$2,385K
Data as of 6/30/11
Non Performing Assets
(excluding FDIC Covered Assets)
Other Real Estate Owned
Non-Performing Loans

Demand Deposits
5%
NOW
8%
Savings & MMDA
50%
Time Deposits
37%

CSFL

Federal Trust Deposits
Total Deposits by Type (%)
Total Deposits Detail
Deposit
Type
No.
of
Accts
12/31/10
Balance
Avg
Balance
WA
Rate
Demand
Deposits
3,289 $11MM $3,300 0.00%
NOW 778 18MM 23,100 0.42%
Savings
& MMDA
2,307 118MM 51,100 0.98%
Time
Deposits
3,107 87MM 28,000 2.42%
Total 9,481 $234MM $24,700 1.44%
Data as of 12/31/10